Exhibit 31.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Tali Dinar, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Lapis Technologies, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

April 20, 2011

/s/ Tali Dinar
Tali Dinar Chief Financial Officer (Principal Financial Officer)